Debt	12 Months Ended
Jun. 30, 2021
Borrowings [abstract]
Debt	Debt
Exchangeable Senior Notes
2023 Exchangeable Senior Notes
In 2018, Atlassian, Inc. a wholly owned subsidiary of the Company, issued $1 billion in aggregate principal amount of Notes due on May 1, 2023. The Notes are senior, unsecured obligations of the Company, and are scheduled to mature on May 1, 2023, unless earlier exchanged, redeemed or repurchased. The Notes bear interest at a rate of 0.625% per year payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2018. The net proceeds from the offering of the Notes were approximately $990.0 million, after deducting issuance cost.
The Notes are not exchangeable into the Company’s Class A ordinary shares or any other securities under any circumstances. Holders of the Notes may exchange their Notes solely into cash. The initial exchange rate for the Notes is 12.2663 of the Company’s Class A ordinary shares per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $81.52 per share), subject to customary anti-dilution adjustments. Holders of the Notes may exchange, at their option, on or after February 1, 2023. Further, holders of the Notes may exchange, at their option, prior to February 1, 2023 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2018 (and only during such calendar quarter), if the last reported sale price of the Class A ordinary shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the exchange price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Class A ordinary shares and the exchange rate for the Notes on each such trading day; (3) if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the second scheduled trading day immediately preceding the redemption date; or (4) upon the occurrence of specified corporate events. If a fundamental change occurs holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to
100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. In addition, if specific corporate events occur prior to the maturity date or following the Company’s delivery of a notice of redemption, we will increase the exchange rate for a holder that elects to exchange its Notes in connection with such a corporate event or during the related redemption period.
The Company may redeem the Notes at its option, prior to May 1, 2023, in whole but not in part, in connection with certain tax-related events. The Company may also redeem the Notes at its option, on or after November 6, 2020, in whole or in part, if the last reported sale price per Class A ordinary share has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.
The exchange feature of the Notes requires bifurcation from the Notes and is accounted for as a derivative liability. The fair value of the Notes’ embedded exchange derivative at the time of issuance was $177.9 million and was recorded as original debt discount for purposes of accounting for the debt component of the Notes. This discount is amortized as interest expense using the effective interest method over the term of the Notes. The Notes embedded exchange derivative is carried on the consolidated statements of financial position at its estimated fair value and is adjusted at the end of each reporting period, with unrealized gain or loss reflected in the consolidated statements of operations. The fair value of the exchange feature derivative liability was $760.7 million and $1,283.1 million as of June 30, 2021 and 2020, respectively.
In connection with the issuance of the Notes, the Company entered into privately negotiated capped call transactions with certain financial institutions. The aggregate cost of the capped calls was $87.7 million. The capped call transactions expire in May 2023 and must be settled in cash. The capped call can be exercised on each exchange date that the related Notes are submitted for exchange. The capped call transactions are expected to generally offset cash payments due, limited by a capped price per share. The initial cap price of the capped call transactions is $114.42 per share and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions are accounted for as derivative assets and are carried on the consolidated statements of financial position at their estimated fair value. The capped calls are adjusted to fair value each reporting period, with unrealized gain or loss reflected in the consolidated statements of operations. The fair value of capped call assets was $124.2 million and $310.6 million as of June 30, 2021 and 2020, respectively.
The current or non-current classification of the embedded exchange derivative liability and the capped calls asset corresponds with the classification of the Notes on the consolidated statements of financial position. The classification is evaluated at each balance sheet date, and may change from time to time depending on whether the exchange conditions are met. As of June 30, 2021, the closing price exchange condition has been met and the Notes, exchange derivative liability and the capped call assets are classified as current. Please refer to Note 5, “Financial Assets and Liabilities” for details on the valuation of exchange feature derivative liability and capped call assets.
During fiscal year 2021, we repurchased $643.2 million principal amount of the Notes in privately-negotiated transactions for aggregate consideration of $1,790.4 million in cash. In addition, we settled $4.7 million principal amount of the Notes through early exchange requests for aggregate consideration of $12.8 million during fiscal year 2021. We unwound the corresponding portion of our capped calls for net proceeds of $203.1 million. The settlement of the Notes during fiscal year 2020 was immaterial. As of June 30, 2021, we have received additional exchange requests for $13.7 million principal amount of the Notes that have not been settled yet.
The Notes are Level 2 instruments, and the estimated fair value of the Notes was $1,151 million and $2,234 million as of June 30, 2021 and 2020, respectively.
The principal amount, unamortized debt discount, unamortized issuance costs and net carrying amount of the liability component of the Notes as of June 30, 2021 and 2020 were as follows:

	As of June 30,
	2021	2020
	(U.S. $ in thousands)
Principal amount	$352,171	$999,999
Unamortized debt discount	(3,224)	(105,963)
Unamortized issuance cost	(148)	(4,853)
Net liability	$348,799	$889,183
The effective interest rate, contractual interest expense and amortization of debt discount for the Notes for the fiscal year ended June 30, 2021 and 2020 were as follows:

	Fiscal Year Ended June 30,
	2021	2020
	(U.S. $ in thousands)
Effective interest rate	4.83%	4.83%
Contractual interest expense	$4,859	$6,250
Amortization of debt discount	$102,673	$34,048
Amortization of issuance cost	$4,703	$1,560
Credit Facility
In October 2020, Atlassian, Inc. entered into a $1 billion senior unsecured delayed-draw term loan facility and a $500 million senior unsecured revolving credit facility. The Group will use the net proceeds of the Credit Facility for general corporate purposes, including repayment of existing indebtedness. The Credit Facility matures in October 2025 and bears interest, at the Group’s option, at a base rate plus a margin up to 0.50% or LIBOR rate plus a spread of 0.875% to 1.50%, in each case with such margin being determined by the Group’s consolidated leverage ratio. The Group may draw from the Term Loan Facility up to five times within a 12-month period from the closing of the Term Loan Facility. The Revolving Credit Facility may be borrowed, repaid, and re-borrowed until its maturity, and the Group has the option to request an increase of $250 million in certain circumstances. The Credit Facility may be repaid at the Group’s option without penalty.
The Group incurred debt issuance costs of $4.4 million in connection with entering into the Credit Facility. The debt issuance costs were amortized over the terms of the term loan and revolving credit facility. As of June 30, 2021, no amounts have been drawn under the Credit Facility. The Company is also obligated to pay a ticking fee and a commitment fee on the undrawn amounts of the Term Loan Facility and Revolving Credit Facility, respectively, at an annual rate ranging from 0.075% to 0.20%, determined by the Group’s consolidated leverage ratio.
The Credit Facility requires compliance with various financial and non-financial covenants, including affirmative and negative covenants. Financial covenant includes a maximum consolidated leverage ratio of 3.5x provided that such ratio increases to 4.5x during the period of four fiscal quarters immediately following a material acquisition. As of June 30, 2021, the Group was in compliance with all related covenants.
Reconciliation of assets and liabilities arising from financing activities:

	Capped call assets	Exchangeable Notes, net	Embedded exchange feature of Notes	Credit Facility	Accrued interest
	(U.S. $ in thousands)
Balance as of June 30, 2019	$(214,597)	$853,576	$851,126	$—	$1,042
Cash flows	—	(1)	(1)	—	(6,250)
Amortization of debt discount and issuance cost	—	35,608	—	—	—
Fair value changes	(96,011)	—	431,964	—	—
Accrual of interest	—	—	—	—	6,250
Balance as of June 30, 2020	$(310,608)	$889,183	$1,283,089	$—	$1,042
Cash flows	203,093	(647,760)	(1,155,484)	(4,445)	(6,498)
Amortization of debt discount and issuance cost	—	107,376	—	2,172	—
Fair value changes	(16,638)	—	633,084	—	—
Accrual of interest	—	—	—	—	6,010
Balance as of June 30, 2021	$(124,153)	$348,799	$760,689	$(2,273)	$554